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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                  June 13, 1997
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                (Date of Report; Date of Earliest Event Reported)


                           Raytel Medical Corporation
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             (Exact name of registrant as specified in its charter)



                                    Delaware
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                 (State or other jurisdiction of incorporation)


               0-27186                          94-2787342
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        (Commission File Number)               (IRS Employer Identification No.)


                2755 Campus Drive, Suite 200, San Mateo, CA              94403
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                  (address of principal executive offices)            (Zip Code)


                                 (415) 349-0800
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              (Registrant's telephone number, including area code)



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ITEM 5. OTHER EVENTS.

        On June 13, 1997, Raytel Medical Corporation (the "Company") entered into a letter of intent to acquire Cardiovascular Ventures, Inc. ("CVI") of New Orleans, Louisiana, an owner and operator of cardiovascular diagnostic facilities in Texas, Louisiana and Maryland and the owner and manager of a physician clinic in Florida. The transaction is subject to the completion of Raytel's due diligence review and the execution of a definitive agreement. Completion of the transaction will also be subject to customary closing conditions, including approval by the shareholders of CVI. A copy of the press release announcing the execution of the letter of intent is attached as Exhibit
99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a)    Financial statements of business acquired:

               Not applicable.

        (b)    Pro forma financial information:

               Not applicable.

        (c)    Exhibits:

               Exhibit No.          Description
               -----------          -----------

                    99.1            Press Release dated June 13, 1997.



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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    RAYTEL MEDICAL CORPORATION


Date:  June 17, 1997                By: /s/ E. Payson Smith

                                            E. Payson Smith
                                            Senior Vice President and
                                            Chief Financial Officer



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                                  EXHIBIT INDEX


EXHIBIT NO.    DESCRIPTION

99.1           Press Release dated June 13, 1997.



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